OTHER PAYABLES AND ACCRUALS (Details) In Thousands, unless otherwise specified	Dec. 31, 2014 USD ($)	Dec. 31, 2014 CNY	Dec. 31, 2013 CNY
OTHER PAYABLES AND ACCRUALS
Receipts from customers		232,658	191,829
Professional service fees		3,388	3,792
Office expenses		5,986	6,567
Payables to employees related to net proceeds from share options exercised		21,651	9,416
Accrued interest expense related to convertible senior notes		7,147
Others		1,675	1,374
Total	$ 43,920	272,505	212,978